OPTIMUM FUND TRUST

Optimum Large Cap Value Fund (the Fund)

Supplement to the Fund's Statutory Prospectus dated July 29, 2016

The Board of Trustees (Board) of the Fund has approved the appointment of Rothschild Asset Management Inc. (Rothschild) as a sub-advisor to the Optimum Large Cap Value Fund. It is currently anticipated that Rothschild will replace Herndon Capital Management, LLC (Herndon) as a sub-advisor to this Fund in early October 2016.

On or about Oct. 7, 2016, in connection with the appointment of Rothschild as a sub-advisor to the Fund, the following will replace the information in the sections of the Fund's prospectus entitled "Fund summaries: Optimum Large Cap Value Fund – What are the Fund's principal investment strategies?" and "Fund summaries: Optimum Large Cap Value Fund – Who manages the Fund? – Sub-advisors" and supersedes the information contained in the Fund's Statutory Prospectus:

What are the Fund's principal investment strategies?
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index. As of June 30, 2016, the Russell 1000 Value Index had a market capitalization range between $1.5 billion and $523.7 billion. The market capitalization range for this index will change on a periodic basis. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.
The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that a sub-advisor believes provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including American Depositary Receipts (ADRs) and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.
The Fund's manager, Delaware Management Company (Manager), has selected Massachusetts Financial Services Company (MFS) and Rothschild Asset Management Inc. (Rothschild), to serve as the Fund's sub-advisors. Each sub-advisor is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-advisor. The Manager may change the allocation at any time. The relative values of each sub-advisor's share of the Fund's assets also may change over time. Each sub-advisor selects investments for its portion of the Fund based on the sub-advisor's own investment style and strategy.
MFS focuses on investing the Fund's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
In managing its portion of the Fund's assets, Rothschild utilizes an investment philosophy that is focused on stocks of companies it believes possess two key attributes: attractive relative valuation and an ability to exceed market expectations. Rothschild employs an integrated approach which balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks within the broader market that align with this investment philosophy. Rothschild will sell securities that no longer meet the investment criteria of its portfolio management team, and will seek to replace them with stocks deemed to produce a portfolio with a better combination of risk and reward.
In response to market, economic, political, or other conditions, a sub-advisor may temporarily use a different investment strategy for defensive purposes. If a sub-advisor does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees (Board) must approve any changes to nonfundamental investment objectives, and the Fund's shareholders would be given at least 60 days' notice prior to any such change.

Who Manages the Fund? - Sub-advisors
Massachusetts Financial Services Company (MFS)

Portfolio managers	Title with MFS	Start date on the Fund
Steven R. Gorham, CFA	Investment Officer	August 2003
Nevin P. Chitkara	Investment Officer	May 2006

Rothschild Asset Management Inc. (Rothschild)

Portfolio managers	Title with Rothschild	Start date on the Fund
Chris R. Kaufman	Managing Director	October 2016
Paul Roukis, CFA	Managing Director	October 2016

In addition, on or about Oct. 7, 2016, the following will replace the information in the section of the Fund's prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Large Cap Value Fund":
Optimum Large Cap Value Fund
Massachusetts Financial Services Company (MFS), located at 111 Huntington Avenue, Boston, Massachusetts 02199, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2016, net assets under management of the MFS organization were approximately $418 billion. MFS has held its Fund responsibilities since the Fund's inception.

Steven R. Gorham, Investment Officer, and Nevin P. Chitkara, Investment Officer, have primary responsibility for the day-to-day portfolio management of MFS' share of the Fund's assets. Messrs. Gorham and Chitkara have been employed in the investment area of MFS since 1992 and 1997, respectively. Messrs. Gorham and Chitkara have held their Fund responsibilities since the inception of the Fund and May 2006, respectively.

Rothschild Asset Management Inc. (Rothschild), located at 1251 Avenue of the Americas, New York, New York 10020, manages assets for a broad range of clients including: corporations, endowments, foundations, healthcare organizations, high-net-worth investors, public pension funds, sub-advisory and Taft-Hartley. Rothschild was founded in 1962 and registered as an investment advisor in 1970. As of June 30, 2016, Rothschild had approximately $6.45 billion in assets under management. Rothschild has held its Fund responsibilities since October 2016.
Chris R. Kaufman has primary responsibility for the day-to-day portfolio management of Rothschild's share of the Fund's assets. Mr. Kaufman is a Managing Director at Rothschild and has been employed by Rothschild since 2004. In execution of his responsibilities as Lead Portfolio Manager, Mr. Kaufman works closely with Paul Roukis, Co-Portfolio Manager of Rothschild's share of Fund assets and the other members of Rothschild's large cap team.  Mr. Roukis is a Managing Director at Rothschild and has been employed by Rothschild since 2005.  Messrs. Kaufman and Roukis have held their Fund responsibilities since October 2016.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this supplement for future reference.

This Supplement is dated September 27, 2016.